Draft 4-6-05
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 8, 2005


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-439               16-0338330
    ----------------------------         --------------      -------------------
    (State or other jurisdiction        (Commission          (IRS Employer
          of incorporation)             File Number)         Identification No.)


                   608 Allen Street, Jamestown, New York          14701
                   ---------------------------------------     -------------
                   (Address of principal executive offices)     (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            Item 8.01 Other Events

On April 8, 2005, the Company  announced that it had entered into a release and
settlement   with  respect  to   previously   disclosed   litigation   involving
environmental contamination of property located in Gowanda, New York.

            A copy of the press release referred to above is attached as Exhibit
99.1 and is being furnished, not filed, under Item 8.01 of this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

          Exhibit 99.1              Press release dated April 8, 2005



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AMERICAN LOCKER GROUP INCORPORATED


                                              By:  /s/ Edward F. Ruttenberg
                                                   -----------------------------
                                                   Edward F. Ruttenberg
                                                   Chairman and
                                                   Chief Executive Officer

Dated:  April 8, 2005






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




                                  EXHIBIT INDEX


Exhibit 99.1          Press release dated April 8, 2005




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